2005 | First Midwest Bancorp

10th Annual

Howe Barnes Investments, Inc.

Community Bank Conference

Chicago, Illinois

May 31, 2005

Safe Harbor Statement

This presentation may contain forward-looking statements regarding financial performance, business prospects, growth and operating strategies. Actual results, performance or developments could differ materially from those expressed or implied by these forward-looking statements as a result of known and unknown risks, uncertainties and other factors, including those identified in First Midwest's Form 10-K and other Securities and Exchange Commission filings, copies of which will be made available upon request. With the exception of fiscal year end information previously included in First Midwest's Form 10-Ks, the information contained herein is unaudited. First Midwest undertakes no duty to update the contents of this presentation.

92% of Total FMBI Assets In Metro Chicago


WI
McHenry County
Lake County
Lake Michigan
Cook County
Kane County
Chicago
Du Page County
Kendall County
Will County
LaSalle County
Grundy County
IN

First Midwest Bank: Chicago's Premier Independent Company

I. 2004 Performance Highlights

II. Superior Long Term Performance

- Six Principal Causes
- 1st Quarter 2005
- 2005 Outlook: Stepping Up the Pace
  Exploiting Strategic Opportunities

I. 2004 Performance Highlights

2004 Performance Highlights

- 13th Consecutive Year of Higher E.P.S. *
  - Up 7.6% vs. 12/31/03
- Profitability Strong
  - ROA 1.45% & ROE 18.7%
- Nonperforming Assets at .55%
  - Down (22.5%) vs. 12/31/03
- Efficiency Ratio Solid at 50.1%
  - 49.9% without One-Time Merger integration costs

*Excluding Acquisition Changes in 1998

2004 Performance Highlights (con't.)

• Commercial Loan Growth:	8.9%
• Home Equity Lending Growth:	10.9%
• Demand Deposit Growth:	7.4%

2004 Full Year Peer Comparison

	First Midwest	Midwest Peer (1)	% Difference
Return On Assets	1.45%	1.05%	38%
Return On Equity	18.68%	12.37%	51%
Non Performing Asset Ratio (2)	.55%	.72%	-24%
Efficiency Ratio	50.11%	62.52%	- 20%

- Represents 12/31/04 median values as obtained from SNL DataSource for 15 Midwest Peers ranging in asset size from $3.9 billion-$13.8 billion
- Represents the ratio of nonperforming assets to loans plus foreclosed real estate

II. Superior Long Term Performance

Earnings and Shareholder Value Trends

Since 1994	Compound Annual Growth
Earnings Per Share ($) ($0.75 to $2.12)	**10.95%**
Market Capitalization ($ million) ($561 to $1,671)	**11.53%**
Dividends Per Share ($0.29 to $0.90)	**11.99%**

Growth In Assets


199%
Increase
Total Assets (in millions)
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004

1992 and 1993 have not been restated for acquisitions accounted for as "poolings-of-interest"

Return On Assets


86%
Increase
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004

1992 and 1993 have not been restated for acquisitions accounted for as "poolings-of-interest"

Nonperforming Asset Ratio


Improved
57%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004

Efficiency Ratio


Improved
21%
0.65%
0.60%
0.55%
0.50%
0.45%
0.40%
0.35%
0.30%
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004

III. Six Principal Causes

Six Principal Causes

- Corporate Mission Focused
- Aggressive Sales Management Discipline
- Comprehensive Management Process
- Value Based Control Processes
- Rigorous Treasury Management
- Outstanding Marketplace Opportunities

• Dedication To Our Corporate Mission

- **15 Years of Sustained Commitment to Mission**
- **Mission:**
  - Client Focused
  - Relationship Based
  - Needs Driven
  - Value Linked

2. Aggressive Sales Management Discipline

- Relationship Manager Driven
  - 200 Business Bankers
  - 450 Retail Bankers

- Line of Business Structure
  - Middle Market Business
  - Commercial Real Estate
  - Retail Credit
- Small Business
- Agricultural Business

- Daily Sales Activity
  - 6,000 Client Contacts Executed
  - 1,200 Pre-planned Calls Made
  - 500 Referrals Delivered
  - 12 Strategic Relationship Plans Structured

3. Comprehensive Management Process

- Tenured
- Aligned
- Planning Driven
- Research Based
- Succession Conscious

4. Value Based Control Processes

- Disciplined Credit Culture
  - Seasoned Credit Administration
  - Diversified Portfolio Risk
  - Local Market Focus
  - Rigorous Remediation Process

4. Value Based Control Processes (con't.)

- Operational Efficiency Emphasis
  - Continuous Business Process Improvement
  - Six Sigma Disciplines Emerging
  - Rigorous Vendor Management
  - Strong Financial Analysis

5. Rigorous Treasury Management

- Comprehensive Simulation Discipline
- Flexible Balance Sheet Positioning
- Dynamic Liquidity Management
- Conservative Securities Portfolio Structuring

6. Outstanding Chicagoland Marketplace

	Market Opportunity[1]
Financial Assets	$288 billion
Total Assets	$1.07 trillion
Total Liabilities	$234 billon
Trust Assets	$42 billion

(1) Source: Branchsource/Highline Data. Counties served by FMB where branches located: Lake, Cook, Will, McHenry, Kane, DuPage

IV. 1st Quarter 2005 Performance Metrics

1st Quarter 2005 Performance Highlights

- Profitability
  - ROE: 19.1%
  - ROA: 1.49%
- Earnings Growth(1)
  - E.P.S.: 7.8%
- Balance Sheet Growth(1)
  - Commercial Loans 8.7%
  - Demand Deposits 6.3%
  - Time Deposits 9.1%
- Asset Quality
  - Nonperforming Assets Ratio: 0.47%
- Efficiency
  - Ratio: 49.9%

(1) Compared to 1Q04

V. 2005 Outlook:
Stepping Up The Pace
Exploiting Strategic Opportunities

Projected 2005 Performance Measures

- E.P.S.: $2.26 - $2.36
  - 7 - 11% Growth
- ROE:
  - 20%
- Asset Quality:
  - Nonperforming Assets Ratio: 30 b.p.
- Loan Growth: 9% Overall
  - Commercial: 10%
  - Commercial Real Estate: 14%
  - Direct Consumer: 16%
- Deposit Growth:
  - Time Deposits: 16%
  - Total Deposits: 6%
- Efficiency Ratio: 49%

Strategic Opportunities

- Franchise Enhancement
- Market Expansion
- Value Added Acquisition Potential
  - Experience
  - Capacity
  - Efficiency
  - Sales Process
  - Credit Culture

Why First Midwest?

Why First Midwest?

- Proven Management Process
- Track Record of Performance
- Strong Market Presence
- Enhanced Dynamism
- Value Added Acquisition/Potential

Why Now?

Premium Franchise: Without The Premium Price


16.5
16
15.5
15
14.5
14
16.2
16.2
14.8
FMBI
Midwest Peer
$5-15 BB
FMBI
Midwest Peer
$5-15 BB

- Represents 3/31/05 median values as obtained from SNL DataSource for 15 Midwest Peers ranging in asset size from $3.9 billion-$13.8 billion
- Represents 3/31/05 median values as obtained from SNL DataSource for 48 institutions ranging in asset size from $5-15 billion.

Selected Financial Information

First Midwest Bancorp, Inc.
Selected Financial Information
(Amounts in thousands, except per share data)

	2005	2004					2003					2002
	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/YTD
Period-End Balance Sheet												
Total assets	$ 6,910,482	$ 6,863,381	$ 6,863,381	$ 6,931,343	$ 6,834,283	$ 6,848,701	$ 6,906,638	$6,906,638	$6,299,257	$ 6,633,431	$6,830,393	$5,980,333
Securities HTM - amortized cost	73,723	44,374	44,374	56,763	61,479	66,208	67,444	67,444	62,449	89,933	77,878	49,832
Securities HTM - fair market value	73,738	44,418	44,418	56,784	61,727	66,257	67,513	67,513	62,571	90,896	78,344	49,987
Securities AFS - fair market value	2,170,726	2,179,638	2,179,638	2,113,492	2,862,707	2,239,140	2,229,638	2,229,638	2,193,138	2,371,439	2,894,671	2,821,767
Mortgages held for sale	3,913	4,231	4,231	3,388	6,833	11,449	9,420	9,420	18,142	19,864	18,148	18,321
Loans:												
Commercial	1,138,019	1,146,148	1,146,148	1,129,332	1,113,693	1,866,446	1,032,117	1,032,117	983,327	990,423	936,434	897,843
Agricultural	107,243	107,039	107,039	101,390	101,842	99,384	94,983	94,983	87,378	83,182	82,136	91,381
Real estate - commercial	1,329,961	1,493,833	1,493,833	1,454,434	1,840,770	1,844,130	1,393,420	1,393,420	1,033,101	1,023,487	1,012,258	1,019,989
Real estate - construction	421,238	427,248	427,248	448,361	448,634	436,802	433,429	433,429	384,982	381,439	376,713	344,309
Real estate - 1-4 family	108,314	92,312	92,312	143,824	142,247	145,385	170,263	170,263	114,433	129,428	128,401	138,302
Direct consumer	374,933	374,491	374,491	372,112	337,341	348,490	343,141	343,141	313,433	306,993	301,969	304,048
Indirect consumer	331,173	291,743	291,743	331,991	349,422	333,812	332,427	332,427	363,334	304,038	461,376	410,772
Total loans	4,133,728	4,133,278	4,133,278	4,206,024	4,275,229	4,214,447	4,039,782	4,039,782	3,488,212	3,498,992	3,439,281	3,606,844
Other Assets:												
Other earning assets	168	338	330	3,383	3,320	1,341	3,789	3,789	1,172	1,122	873	11,743
Total earning assets	6,406,234	4,383,875	4,383,875	4,382,874	4,306,990	4,333,203	6,372,287	6,372,287	3,743,133	3,981,396	3,430,263	3,328,711
Corporate owned life insurance	152,554	131,339	131,339	150,143	148,932	147,488	144,421	144,421	143,047	143,886	142,458	141,362
Intangibles:												
Goodwill	84,347	84,347	84,347	84,427	84,627	84,627	83,733	83,733	34,804	34,804	16,397	16,397
Other intangibles	11,633	12,145	12,145	12,698	13,231	13,763	15,533	15,533	874	892	-	-
Total intangibles	96,180	96,712	96,712	97,125	97,438	98,190	99,268	99,268	35,680	35,498	16,397	16,397
Deposits:												
Demand deposits	911,721	922,340	922,340	929,272	895,288	847,342	859,088	859,088	847,417	858,048	805,142	789,392
Interest bearing deposits	4,051,118	3,982,808	3,982,808	4,024,030	3,997,314	3,921,470	3,956,028	3,956,028	3,418,902	3,469,363	3,390,326	3,383,562
Total deposits	4,962,839	4,903,378	4,903,378	4,933,322	4,892,402	4,788,812	4,813,108	4,813,108	4,466,319	4,327,403	4,193,468	4,172,936
Fed funds purchased and repurchase agreements	739,077	784,389	784,389	721,512	719,778	792,408	879,709	879,709	804,921	787,318	732,893	442,408
Other borrowed funds	440,474	313,743	313,743	338,824	330,973	331,124	491,963	491,963	363,088	323,008	323,008	373,008
Subordinated debt - trust preferred securities	129,042	129,294	129,294	129,230	127,347	129,785	128,714	128,714	-	-	-	-
Common equity	$ 319,143	$ 332,838	$ 332,838	$ 333,833	$ 306,901	$ 324,129	$ 322,348	$ 322,348	$ 309,133	$ 308,806	$ 692,822	$ 691,933
Average Balance Sheet												
Total assets	$ 6,873,037	$ 6,840,243	$ 6,841,640	$ 6,883,474	$ 6,907,292	$ 6,786,630	$ 6,199,699	$6,244,093	$6,333,331	$ 6,268,921	$6,863,883	$3,961,898
Securities - HTM taxable	11,234	11,826	13,744	11,861	11,826	11,874	13,378	12,851	13,444	13,371	13,473	43,318
Securities - HTM tax-exempt	36,214	30,879	44,473	43,663	33,812	34,293	61,137	46,244	67,889	71,388	39,264	34,908
Securities - AFS taxable	1,373,988	1,612,846	1,504,180	1,387,270	1,394,223	1,345,868	1,466,923	1,470,961	1,486,239	1,470,459	1,439,338	1,443,443
Securities - AFS tax-exempt	371,988	438,998	371,842	462,141	493,349	709,345	456,424	703,107	700,133	444,152	377,242	474,944
Total loans	4,127,883	4,143,847	4,140,793	4,199,874	4,234,730	4,836,831	3,463,877	3,301,397	3,488,134	3,444,117	3,468,390	3,382,308
Other earning assets	4,238	30,346	23,347	37,994	31,833	8,788	30,372	14,283	34,098	30,729	22,218	19,463
Total earning assets	6,343,439	4,307,188	6,314,803	4,344,783	6,341,293	6,203,619	3,494,333	3,749,043	3,809,873	3,494,408	3,320,321	3,640,772
Deposits:												
Demand deposits	907,234	894,893	937,723	902,849	881,393	833,406	806,777	828,093	832,318	794,813	770,778	744,293
Savings	444,492	646,226	663,837	648,660	433,872	436,463	698,798	306,242	308,979	499,733	679,833	434,388
NOW accounts	723,373	767,644	760,478	739,361	734,642	733,348	442,331	729,161	487,389	430,914	469,381	400,926
Super NOW's	132,644	174,149	168,646	206,324	198,344	124,463	131,662	132,788	204,924	131,607	117,188	122,718
Money market	485,633	712,636	714,181	724,370	737,638	752,882	416,868	490,861	458,963	388,498	335,073	332,448
Core transactional deposits	3,113,394	3,194,398	3,287,167	3,219,744	3,227,911	3,222,386	2,736,434	2,878,117	2,886,773	2,644,963	2,312,239	2,474,937
Time deposits > $100,000	338,103	310,690	517,236	308,841	330,132	485,475	328,219	497,339	335,237	349,788	330,803	399,453
Time deposits < $100,000	1,246,294	1,183,848	1,223,114	1,191,440	1,161,696	1,146,933	1,071,342	1,831,237	1,078,336	1,081,338	1,093,483	1,139,366
Total time deposits	1,802,401	1,494,338	1,760,330	1,700,321	1,491,428	1,452,408	1,399,761	1,328,574	1,413,787	1,431,118	1,424,484	1,739,017
Total deposits	4,917,997	4,890,734	4,967,637	4,920,087	4,919,339	4,774,994	4,336,197	4,406,693	4,498,340	4,296,081	4,138,723	4,213,976
FFP, repos, other borrowed funds	1,237,391	1,233,619	1,184,601	1,257,433	1,294,370	1,277,963	1,276,614	1,204,869	1,273,420	1,332,278	1,296,943	1,130,028
Subordinated debt - trust preferred securities	129,291	128,636	129,231	127,544	128,271	128,728	15,513	61,548	-	-	-	-
Total funding sources	6,286,679	6,272,429	6,241,369	6,303,184	6,342,180	6,181,487	3,428,328	3,475,122	3,771,980	3,428,339	3,633,478	3,344,002
Common equity	334,131	330,721	340,370	324,080	318,308	337,982	307,588	316,543	302,821	309,163	301,273	479,303

Note: See the "Source of Information" Section Located at the End of this Document for a Discussion of the Data Included Herein.

	2005	2004					2003					2002
	1st Quarter	YTD/Dec.31	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	YTD/Dec.31	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	YTD/Dec.31
Income Statement												
Interest income	$ 83,133	$ 313,342	$ 81,763	$ 79,663	$ 74,343	$ 77,389	$ 291,067	$ 71,468	$ 71,369	$ 73,323	$ 74,343	$ 329,644
Interest expense	24,046	86,478	23,372	22,189	20,697	20,308	81,313	18,706	19,362	20,881	22,424	110,910
Net interest income	57,169	228,844	58,393	57,334	54,848	54,889	209,754	52,962	52,007	52,444	52,141	218,734
Loan loss provision	3,130	12,903	3,350	3,260	2,805	1,928	10,803	3,875	2,440	2,348	2,330	13,410
Service charges on deposit accounts	4,493	28,807	7,482	7,073	7,841	6,241	27,924	7,169	7,296	7,078	6,281	23,342
Trust income	3,129	11,808	3,003	2,883	3,038	2,962	10,818	2,727	2,742	2,768	2,333	10,389
Card-based fees	2,347	9,232	2,413	2,384	2,349	2,144	8,334	1,971	2,088	2,194	2,081	7,893
Corporate owned life insurance	1,195	4,939	1,193	1,233	1,244	1,267	5,039	1,334	1,183	1,226	1,296	4,728
Security gains, net	2,341	8,222	2,872	768	2,443	1,939	2,988	202	(615)	3,333	66	440
Gains(losses) on early extinguishment of debt	-	(2,433)	-	-	(1,813)	(1,268)	(6,023)	(3,818)	(3,067)	-	-	-
Other income	4,221	18,896	6,909	3,732	4,185	4,078	23,078	8,914	6,843	4,412	3,687	14,237
Total noninterest income	20,144	79,381	26,074	18,823	19,107	17,383	74,178	19,619	13,772	21,213	17,744	64,991
Salaries and benefits	22,833	92,171	23,291	23,089	21,735	22,114	84,284	21,241	21,618	21,413	20,812	88,626
Occupancy and equipment	4,336	24,842	4,418	4,049	4,830	4,343	22,487	3,438	3,720	3,324	3,391	22,047
Foreclosed property expense	232	1,272	348	289	397	264	634	240	100	144	132	1,638
Goodwill amortization	-	-	-	-	-	-	-	-	-	-	-	-
Other intangibles amortization	333	2,130	333	331	333	333	38	19	19	-	-	1,313
Acquisition and restructure charges	-	430	-	-	-	638	2	2	-	-	-	-
Other expenses	9,798	42,233	10,213	10,441	11,242	10,313	42,003	9,957	10,894	10,871	11,083	42,408
Total noninterest expense	39,772	163,338	42,797	40,339	39,977	40,203	149,432	37,209	37,331	37,936	34,838	148,032
Pre-tax earnings	34,333	131,984	36,322	32,768	32,773	32,141	123,667	32,197	27,348	33,343	30,337	122,283
Income taxes	9,126	32,848	9,102	7,376	8,861	8,109	30,889	7,998	6,346	8,718	7,807	32,133
Net income	$ 23,207	$ 99,136	$ 23,220	$ 23,172	$ 24,712	$ 24,032	$ 92,778	$ 24,199	$ 21,202	$ 24,447	$ 22,730	$ 90,150
Basic earnings per share	$ 0.53	$ 2.23	$ 0.53	$ 0.34	$ 0.55	$ 0.52	$ 1.99	$ 0.52	$ 0.46	$ 0.53	$ 0.48	$ 1.88
Diluted earnings per share	$ 0.53	$ 2.22	$ 0.56	$ 0.34	$ 0.53	$ 0.51	$ 1.97	$ 0.52	$ 0.45	$ 0.53	$ 0.48	$ 1.84
Weighted average shares outstanding	43,872	44,449	44,269	44,473	44,377	44,568	46,671	46,376	46,533	46,383	46,978	48,074
Weighted average diluted shares outstanding	44,144	44,840	44,466	44,831	44,976	44,953	46,982	46,944	46,890	46,871	47,229	48,413
Tax equivalent adjustment [1]	$ 3,785	$ 17,440	$ 3,801	$ 4,347	$ 4,408	$ 4,666	$ 17,662	$ 4,440	$ 4,680	$ 4,408	$ 3,922	$ 14,014
Net interest income (FTE) [1]	$ 60,894	$ 244,304	$ 62,194	$ 61,981	$ 60,436	$ 61,553	$ 227,394	$ 57,402	$ 56,687	$ 57,044	$ 56,843	$ 232,748
Stock and related per share data:												
Book value	$ 11.33	$ 11.33	$ 11.33	$ 11.36	$ 10.87	$ 11.24	$ 11.22	$ 11.22	$ 10.94	$ 10.92	$ 10.38	$ 10.82
Tangible book value	9.25	9.45	9.43	9.66	8.78	9.13	9.09	9.09	10.17	10.13	10.23	10.87
Dividends declared per share	0.24	0.90	0.26	0.22	0.22	0.22	0.79	0.22	0.19	0.19	0.19	0.70
Market price - period high	36.75	38.30	38.30	35.42	36.03	34.29	32.88	32.88	31.45	29.87	28.12	32.16
Market price - period low	31.92	31.13	33.78	32.23	32.35	31.13	24.89	29.61	28.33	23.53	24.89	23.34
Closing price at period end	$ 32.68	$ 34.29	$ 34.29	$ 34.36	$ 35.21	$ 34.22	$ 32.43	$ 32.43	$ 29.71	$ 28.81	$ 25.81	$ 26.71
Closing price to book value	2.9	3.1	3.1	3.0	3.2	3.8	2.9	2.9	2.7	2.6	2.6	2.6
Period end shares outstanding	43,732	44,045	44,063	44,370	44,432	44,537	46,581	46,581	46,531	46,336	46,382	47,284
Period end treasury shares	11,193	10,842	10,862	10,537	10,293	10,398	10,344	10,346	10,376	10,393	10,343	9,721
Number of shares repurchased	345	897	451	284	-	142	842	-	32	123	447	1,687
Common dividends	$ 10,997	$ 42,347	$ 11,081	$ 10,218	$ 10,273	$ 10,993	$ 36,842	$ 10,263	$ 8,838	$ 8,836	$ 8,847	$ 33,338
Other Key Ratios/Data:												
Return on average equity [2]	19.14%	18.60%	18.37%	19.03%	19.17%	17.97%	18.28%	18.39%	16.73%	19.40%	18.39%	18.82%
Return on average assets [2]	1.59%	1.63%	1.46%	1.43%	1.48%	1.42%	1.30%	1.34%	1.33%	1.39%	1.33%	1.53%
Net interest margin [1]	3.87%	3.91%	3.94%	3.98%	3.82%	3.97%	3.99%	4.01%	3.96%	4.01%	4.06%	4.28%
Yield on average earning assets [1]	5.33%	5.28%	5.42%	5.38%	5.18%	5.29%	5.42%	5.31%	5.23%	5.47%	5.49%	6.32%
Cost of funds	1.94%	1.61%	1.76%	1.66%	1.58%	1.54%	1.69%	1.34%	1.36%	1.73%	1.92%	2.40%
Efficiency ratio [1]	49.88%	50.11%	50.45%	49.48%	49.89%	50.55%	48.32%	45.46%	48.72%	49.92%	49.24%	48.28%
Net noninterest expense ratio [2]	1.31%	1.30%	1.25%	1.29%	1.29%	1.39%	1.17%	0.95%	1.14%	1.30%	1.29%	1.38%
Full time equivalent employees - end of period	1,430	1,430	1,438	1,433	1,445	1,432	1,444	1,444	1,344	1,358	1,326	1,317
Number of bank offices	67	67	67	67	67	66	66	66	66	67	66	67

Note: Discussion of footnotes (1) and (2) are located at the end of this document.

Note: See the "Source of Information" Section Located at the End of this Document for a Discussion of the Data Included Herein.

	2005	2004					2003					2002
	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/YTD
Parent Company Data:												
Parent investment in subsidiaries - end	$ 388,663	$ 396,628	$ 396,628	$ 686,091	$ 367,384	$ 401,196	$ 336,383	$ 336,383	$ 496,433	$ 486,995	$ 463,243	$ 461,975
Risk-Based Capital Data:												
Tier 1 capital	$ 333,373	$ 330,310	$ 330,310	$ 331,313	$ 341,384	$ 324,683	$ 314,411	$ 314,411	$ 437,284	$ 426,666	$ 430,360	$ 436,383
Tier 2 capital	34,244	36,718	36,718	36,787	36,484	36,628	34,404	34,404	49,144	49,126	48,020	47,929
Total capital	609,617	607,028	607,028	608,020	398,072	381,313	372,813	372,813	486,430	473,788	478,380	482,312
Risk-adjusted assets	$ 3,287,340	$ 3,247,328	$ 3,247,328	$ 3,213,838	$ 3,221,208	$ 3,874,736	$ 3,820,233	$ 3,820,233	$4,411,014	$4,362,927	$4,419,041	$4,378,486
Tier 1 capital / risk-based assets	10.47%	10.43%	10.43%	10.37%	10.37%	10.34%	10.29%	10.29%	9.48%	9.31%	9.74%	9.95%
Total capital / risk-based assets	11.55%	11.32%	11.32%	11.44%	11.45%	11.45%	11.41%	11.41%	10.55%	10.38%	10.85%	11.05%
Leverage ratio	8.18%	8.16%	8.16%	8.13%	7.97%	7.93%	8.49%	8.49%	7.02%	6.99%	7.25%	7.32%
Tangible capital ratio	4.21%	6.43%	6.43%	6.42%	6.07%	6.31%	6.22%	6.22%	7.56%	7.36%	7.90%	7.97%
Tangible equity / risk-based assets	8.08%	8.26%	8.26%	8.41%	7.84%	8.39%	8.43%	8.43%	10.27%	10.35%	10.78%	10.87%
Loan Performance Data:												
Nonaccrual loans:												
Commercial	$ 8,447	$ 11,267	$ 11,267	$ 13,319	$ 14,219	$ 8,216	$ 3,984	$ 3,984	$ 4,667	$ 3,483	$ 3,342	$ 6,227
Real estate - commercial	1,814	1,776	1,776	2,334	2,401	1,001	1,023	1,023	927	1,330	6,316	6,094
Real estate - construction	4,139	4,139	4,139	4,288	3,819	4,446	4,331	4,331	731	91	1,691	1,008
Real estate - 1-4 family	763	381	381	833	2,329	2,048	2,278	2,278	1,312	982	1,266	1,399
Direct consumer	994	1,250	1,230	1,163	1,754	1,839	1,401	1,401	1,313	927	1,047	1,203
Indirect consumer	220	166	166	126	97	164	111	111	292	402	336	408
Total nonaccrual loans	14,407	19,197	19,197	22,247	24,621	18,706	13,930	13,930	11,442	9,423	13,396	12,323
Renegotiated / restructured loans	-	-	-	-	-	-	7,137	7,137	7,219	7,328	-	-
Nonperforming loans	14,407	19,197	19,197	22,247	24,621	18,706	23,067	23,067	18,661	14,751	13,396	12,323
Foreclosed real estate	3,270	3,736	3,736	4,328	4,602	4,779	1,812	1,812	3,842	6,376	4,044	3,496
Nonperforming assets	19,677	22,933	22,933	26,795	29,223	23,480	20,879	20,879	22,503	21,327	17,440	18,021
Loans past due 90 days + and still accruing	4,623	2,438	2,438	3,188	4,168	6,977	3,384	3,384	4,804	3,723	7,497	3,307
Reserve for loan losses (RLL):												
RLL	$ 34,244	$ 36,718	$ 36,718	$ 36,787	$ 36,484	$ 36,628	$ 34,404	$ 34,404	$ 49,144	$ 49,126	$ 48,020	$ 47,929
Loan loss provision	3,130	12,923	3,330	3,260	2,403	1,920	10,003	3,073	2,660	2,340	2,330	13,410
Net charge-offs by category:												
Commercial	1,751	7,858	3,870	1,440	1,309	419	3,398	773	1,195	794	436	3,889
Real estate - commercial	560	1,378	349	742	24	233	224	67	4	163	(12)	378
Real estate - construction	-	333	34	-	321	-	244	769	-	(304)	1	1,123
Real estate - 1-4 family	28	108	92	3	7	4	138	9	31	28	78	87
Consumer	1,283	3,718	994	994	486	1,044	1,544	1,437	1,390	941	1,738	7,557
Total net charge-offs	3,624	12,409	3,339	3,219	2,347	1,706	9,550	3,055	2,620	1,434	2,439	13,224
NPA ratios:												
Nonperforming loans / loans	0.39%	0.64%	0.64%	0.53%	0.59%	0.45%	0.57%	0.57%	0.53%	0.48%	0.40%	0.37%
Nonperforming assets / loans + foreclosed real estate	0.47%	0.55%	0.53%	0.66%	0.70%	0.57%	0.71%	0.71%	0.66%	0.41%	0.51%	0.53%
Nonperforming assets + loans past due 90 days / loans + foreclosed real estate	0.58%	0.42%	0.62%	0.71%	0.80%	0.74%	0.79%	0.79%	0.78%	0.77%	0.73%	0.63%
Nonperforming assets / total assets	0.28%	0.33%	0.33%	0.39%	0.43%	0.34%	0.42%	0.42%	0.36%	0.33%	0.29%	0.30%
Loan loss ratios:												
RLL / loans	1.35%	1.37%	1.37%	1.33%	1.36%	1.38%	1.39%	1.39%	1.41%	1.40%	1.40%	1.41%
RLL / nonperforming loans	362.80%	295.45%	295.65%	234.67%	230.23%	302.76%	244.52%	244.52%	263.46%	293.26%	353.39%	382.47%
Net charge-offs to average net loans	0.36%	0.30%	0.31%	0.38%	0.23%	0.17%	0.28%	0.33%	0.30%	0.27%	0.29%	0.43%

Footnotes:
(1) [illegible]
(2) [illegible]

Source of Information:

The information and statistical data contained herein have been prepared by First Midwest Bancorp, Inc. and have been derived or calculated from selected quarterly and period-end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. The balance sheet and income statement information contained herein as of each year end, and for the years then ended, are derived from financial statements and footnote information audited by Ernst & Young LLP, First Midwest's independent external auditors. The quarterly balance sheet and income statement information contained herein is derived from quarterly financial statements and footnote information upon which Ernst & Young LLP has rendered a Quarterly Review Report.

First Midwest Bancorp, Inc. is under no obligation to update, keep current or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with First Midwest Bancorp, Inc. or any of its subsidiaries.